                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                           Filed by the Registrant [X]

                 Filed by a Party other than the Registrant [ ]

                           Check the appropriate box:

[ ]  Preliminary Proxy Statement         [ ]  Confidential, for Use of the
                                              Commission Only (as permitted by
                                              Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  I-many, Inc.
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     [ ] Fee paid previously with preliminary materials:

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                                 I-MANY, INC.
                              537 Congress Street
                                   5th Floor
                             Portland, Maine 04101

May 3, 2002

To the Stockholders of I-many, Inc.:

   We cordially invite you to attend the 2002 Annual Meeting of Stockholders of I-many, Inc. to be held on May 30, 2002 at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine. The meeting will begin promptly at 10:00 a.m., local time. We hope that it will be possible for you to attend.

   The items of business are listed in the following Notice of Annual Meeting and are more fully addressed in the attached Proxy Statement.

   Please date, sign and return your proxy card in the enclosed envelope as soon as possible to ensure that your shares will be represented and voted at the Annual Meeting even if you cannot attend. If you attend the Annual Meeting, you may vote your shares in person even though you have previously signed and returned your proxy.

   On behalf of your Board of Directors, thank you for your continued support and interest in I-many, Inc.

                                          Sincerely,

                                          A. Leigh Powell
                                          President and Chief Executive Officer

                                 I-MANY, INC.
                              537 Congress Street
                                   5th Floor
                             Portland, Maine 04101

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 MAY 30, 2002

   NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of I-many, Inc. will be held on Thursday, May 30, 2002 at 10:00 a.m., local time, at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine, for the following purposes:

1. To elect four directors to hold office until the 2003 Annual Meeting of Stockholders; and
2. To transact such other business as may properly come before the meeting or any adjournment of the meeting.

   Only the holders of record of common stock of I-many, Inc. at the close of business on April 10, 2002 are entitled to notice of and to vote at the Annual Meeting of Stockholders and any adjournment thereof. A list of stockholders as of the close of business on April 10, 2002 will be available, during ordinary business hours, for 10 days prior to the meeting date for examination by any stockholder, his or her agent, or his or her attorney.

   Your attention is directed to the Proxy Statement provided with this Notice.

                                          By Order of the Board of Directors,

                                          A. Leigh Powell
                                          President and Chief Executive Officer

May 3, 2002
Portland, Maine

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                 I-MANY, INC.
                              537 Congress Street
                                   5th Floor
                             Portland, Maine 04101

                      PROXY STATEMENT FOR ANNUAL MEETING
                    OF STOCKHOLDERS TO BE HELD MAY 30, 2002

   The 2002 Annual Meeting of Stockholders of I-many, Inc. will be held on May 30, 2002 at the offices of I-many, Inc., 537 Congress Street, 5th Floor, Portland, Maine, beginning promptly at 10:00 a.m., local time. The enclosed form of proxy is solicited by our Board of Directors. It is anticipated that this Proxy Statement and the accompanying proxy will first be mailed to holders of our common stock on or about May 3, 2002.

                               ABOUT THE MEETING

Why am I receiving this proxy statement and proxy card?

   You are receiving a Proxy Statement and proxy card because you own shares of common stock in I-many, Inc. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

   When you sign the proxy card, you appoint A. Leigh Powell, Kevin F. Collins and Robert G. Schwartz, Jr., Esq. as your representatives at the meeting. Messrs. Powell, Collins and Schwartz will vote your shares at the meeting as you have instructed them on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return your proxy card in advance of the meeting in case your plans change.

   If an issue comes up for vote at the meeting that is not on the proxy card, Messrs. Powell, Collins and Schwartz will vote your shares in accordance with their best judgment.

What am I voting on?

   You are being asked to vote on the election of four directors. No cumulative voting rights are authorized, and dissenters' rights are not applicable to these matters.

Who is entitled to vote?

   Only stockholders as of the close of business on April 10, 2002 are entitled to vote. This is referred to as the "Record Date." Each share of common stock is entitled to one vote.

How do I vote?

   You may vote by mail. You do this by signing your proxy card and mailing it in the enclosed prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct. If you return a signed card but do not provide voting instructions, your shares will be voted for the named nominees for directors.

   You may vote in person at the meeting. Written ballots will be given to stockholders of record who want to vote at the meeting. If you hold your shares in "street name" (through a broker or other nominee), you must request a legal proxy from your stockbroker in order to vote at the meeting.

How many votes do you need to hold the meeting?

   Shares are counted as present at the meeting if the holder of those shares either is present and votes in person at the meeting or has properly submitted a proxy card.

   As of April 10, 2002, 40,265,374 shares of our common stock were issued and outstanding. A majority of our outstanding shares as of the Record Date, equal to 20,132,688 shares, must be present at the meeting either in person or by proxy in order to hold the meeting and conduct business. This is called a quorum. The 1,700 outstanding shares of our Series A Convertible Preferred Stock do not have voting rights.

   Shares of common stock represented in person or by proxy (including "broker non-votes" and shares that abstain or do not vote with respect to one or more of the matters to be voted upon) will be counted for the purpose of determining whether a quorum exists. "Broker non-votes" are shares that are held in "street name" by a bank or brokerage firm that indicates on its proxy that it does not have discretionary authority to vote on a particular matter.

   If a quorum is not present, the meeting will be adjourned until a quorum is obtained.

What does it mean if I receive more than one proxy card?

   It means that you have multiple accounts at the transfer agent and/or with brokers. Please sign and return all proxy cards to ensure that all your shares are voted.

What if I change my mind after I return my proxy?

   You may revoke your proxy and change your vote at any time before the polls close at the meeting. You may do this by:

    . sending written notice to our Corporate Secretary at 537 Congress Street, 5/th/ Floor, Portland, Maine 04101 stating that you want to revoke your proxy;

    .  signing another proxy with a later date; or

    .  voting in person at the meeting.

Will my shares be voted if I do not sign and return my proxy card?

   If your shares are held in street name, your brokerage firm may vote your shares under certain circumstances. These circumstances include certain "routine" matters, such as the election of directors. Therefore, if you do not vote your proxy, your brokerage firm may either vote your shares on routine matters or leave your shares unvoted. When a brokerage firm votes its customers' unvoted shares on routine matters, these shares are counted for purposes of establishing a quorum to conduct business at the meeting.

   A brokerage firm cannot vote customers' shares on non-routine matters. Therefore, if your shares are held in street name and you do not vote your proxy, your shares will not be voted on non-routine matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

How many votes must the nominees for election as directors receive to be elected?

   The four nominees receiving the highest number of affirmative votes will each be elected as directors. This number is called a plurality. If a nominee is unable to stand for election, the Board of Directors may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter event, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than four nominees.

How will votes be counted?

   You may vote "FOR" or you may "WITHHOLD AUTHORITY" to vote for each nominee. A properly executed proxy marked "WITHHOLD AUTHORITY" will not be voted, although it will be counted for purposes of determining whether there is a quorum. If you just sign your proxy card with no further instructions, your shares will be counted as a vote "FOR" each of the nominees for director. You may withhold authority to vote for a particular nominee by marking the "FOR" box and striking a line through the name of the nominee. Your shares will be voted for the remaining nominees.

   All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is my vote confidential?

   Yes. Only the inspector of elections and certain employees will have access to your proxy card. They will tabulate and certify the vote. All comments will remain confidential, unless you ask that your name be disclosed.

Where do I find the voting results of the meeting?

   We will announce preliminary voting results at the meeting and will publish the final results in our quarterly report on Form 10-Q for the second quarter of 2002. That report is filed with the Securities and Exchange Commission, and you can get a copy by contacting our Corporate Secretary at (207) 774-3244, the Securities and Exchange Commission at (800) SEC-0330 for the location of the nearest public reference room, or through the SEC's EDGAR system at www.sec.gov.

                                   PROPOSAL

                             ELECTION OF DIRECTORS

   The Board of Directors has nominated four people to stand for election or re-election as directors at the Annual Meeting. Each director elected at the Annual Meeting will serve a one-year term until his or her successor is elected and qualified at the 2003 annual meeting of stockholders.

   Except as otherwise provided herein, the proxy cannot be voted for the election of a person to fill a directorship for which no nominee is named in this Proxy Statement. The Board of Directors has no reason to believe that any of the nominees for the office of director will be unavailable for election as a director. However, if at the time of the Annual Meeting any of the nominees should be unable to serve or, for good cause, will not serve, the persons named in the proxy will vote as recommended by the Board of Directors to elect substitute nominees recommended by the Board of Directors. In no event can a proxy be voted to elect more than four directors.

   The following list sets forth the names of the nominees and also contains, as to each nominee, certain biographical information, a brief description of principal occupation and business experience, and certain other information. This information has been furnished by the respective individuals.

   WILLIAM F. DOYLE, age 39, has served as a director since December 1999 and as chairman of our board from December 1999 until April 2001. He has been a partner of Insight Capital Partners, a venture capital firm, since November 1999. From November 1995 to November 1999, Mr. Doyle was vice president, licensing and acquisition and a member of the Consumer Pharmaceutical and Professional Group Operating Committee of Johnson & Johnson. From June 1996 to November 1999, Mr. Doyle served as a director of Johnson & Johnson Development Corporation, Johnson & Johnson's venture capital subsidiary. From 1992 to 1995, Mr. Doyle was a manager at McKinsey & Co., a management consulting firm. Mr. Doyle holds an M.B.A. from Harvard Business School and an S.B. from the Massachusetts Institute of Technology.

   MURRAY B. LOW, age 49, has served as a director since October 2000. Professor Low has been a professor at Columbia Business School since 1990. Professor Low also has been Associate Professor and Executive Director of the Eugene M. Lang Center for Entrepreneurship at Columbia Business School since it was established in July 2000. Since January 1996, he also has been president of Low & Associates, a consulting firm. Professor Low received a Ph.D. in Entrepreneurial Management from the University of Pennsylvania.

   KARL E. NEWKIRK, age 61, has served as a director since February 2002. Mr. Newkirk was a partner at Accenture LLP (formerly Andersen Consulting) from 1972 through December 2001. He currently sits on the boards of directors of Flamenco Networks, See Beyond Technology Corp. and Acero, Inc., all privately held companies. He also serves as the Vice Chairman of Acero, Inc. Mr. Newkirk graduated from Case Institute of Technology with a degree in Industrial Engineering and subsequently received his MBA from Case Western Reserve University.

   A. LEIGH POWELL, age 40, has served as our president and chief executive officer since July 1999 and has been a director since February 2000. In April 2001, Mr. Powell was elected as chairman of the Board of Directors. From February 1998 to July 1999, Mr. Powell served as our vice president of marketing and as our chief operating officer. From January 1997 to February 1998, he served as vice president of business alliances for Think Systems/I2 Technologies, a supply-chain software company. From January 1996 to January 1997, Mr. Powell worked as a vice president for American Software, a supply-chain software company. From March 1985 to December 1995, Mr. Powell worked as a business consultant for Andersen Consulting, a management consulting firm. Mr. Powell received his M.B.A. and B.S. from Virginia Polytechnic Institute and State University.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH NAMED NOMINEE.

Meetings of the Board of Directors

   During 2001, the Board of Directors held eight regular meetings and acted by unanimous written consent three times. Each of the directors attended at least 75% of the total number of board meetings and meetings of the committee(s) on which he served in 2001.

Committees of the Board of Directors

   Audit Committee. I-many has an Audit committee, currently consisting of Mr. Doyle, Mr. E. David Hetz (whose term of office will expire at the Annual Meeting and who is not standing for re-election), Mr. Low and Mr. Newkirk, each of whom is independent as defined by the applicable listing standards of the National Association of Securities Dealers. Mr. Newkirk joined the Audit Committee on February 4, 2002. The principal functions of the Audit Committee are to make recommendations to the Board of Directors regarding the engagement of our independent auditors, to review and approve any major accounting policy changes affecting our operating results, to review the arrangements for and scope of the independent audit and the results of the audit, to review the scope of non-audit activities performed by the independent auditors and to ensure that the auditors are in fact independent, and to establish and monitor policies to prohibit unethical, questionable or illegal activities of the employees of I-many. The Audit Committee held four telephonic meetings during 2001.

   Compensation Committee. The Board of Directors has established a Compensation Committee consisting of Messrs. Doyle and Powell. The Compensation Committee held three meetings in 2001. The Compensation Committee is responsible for:

    . reviewing and recommending salaries, bonuses and other compensation for I-many's senior employees;

    . administering I-many's stock option plans with respect to employees other than executive officers and other key employees; and

    . establishing the terms and conditions of stock options granted under these plans.

   Executive Compensation Committee. On September 27, 2001, the Board of Directors reconstituted its Stock Plan Subcommittee as a new committee of the Board of Directors, named the "Executive Compensation Committee," consisting of Messrs. Doyle and Hetz. Effective upon the annual meeting, Messrs. Doyle and Low will constitute the Executive Compensation Committee. The Executive Compensation Committee is responsible for administering I-many's stock option plans with respect to I-many's executive officers and other key employees, and for making recommendations with respect to Mr. Powell's employment. In 2001, the Executive Compensation Committee (including its predecessor, the Stock Plan Subcommittee) held two meetings and acted once by unanimous written consent.

   Committee for Limited Stock Option Grants. On September 27, 2001, the Board of Directors established a Committee for Limited Stock Option Grants, consisting of Kevin F. Collins, the Company's Chief Financial Officer. This committee is authorized to grant stock options under the Company's stock option plans to employees who are not executive officers, except that the committee may not grant options for more than 30,000 shares of common stock to any single employee in any 12-month period. The Committee for Limited Stock Option Grants acted once by unanimous written consent in 2001.

   The Company does not have a standing nominating committee.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934 requires the directors, executive officers and the holders of more than 10% of the Common Stock of the Company to file with the SEC initial reports of ownership of the Company's Common Stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Officers, directors and 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms that they file. Based solely on our review of copies of reports filed by reporting persons of the Company or written representations from certain reporting persons that no Form 5 filing was required for such person, the Company believes that during fiscal 2001 all filings required to be made by its reporting persons were timely made in accordance with the requirements of the Exchange Act, except that Mr. Terrence Nicholson inadvertently failed to file a Form 4 report for the sale of 18,953 shares of common stock pursuant to a stock option exercise in May 2001.

Compensation of Directors

   We compensate our non-employee directors through the 2000 Non-Employee Director Stock Option Plan, adopted by our directors in March 2000 and approved by our stockholders in May 2000. The directors' stock option plan provides to each director who is not an employee of I-many or its subsidiaries or an affiliate of an institutional investor that owns shares of our common stock, at the time he is first appointed or elected to the Board of Directors, an option to purchase 62,500 shares of common stock. On the date of each annual meeting of stockholders, each such director receives an option to purchase 25,000 shares of common stock. All options granted under the directors' stock option plan vest in three equal annual installments beginning on the first anniversary of the option grant date. Generally, no option is transferable by the optionee other than by will or the laws of descent and distribution, and each option is exercisable only by the optionee during his or her lifetime. The exercise price of all options will be the fair market value of the shares of common stock on the date of grant, and the term of each option may not exceed ten years. Unless terminated sooner by the Board of Directors, the directors' stock option plan will continue in effect for a period of ten years or until all options outstanding thereunder have expired or been exercised. During 2001, options to acquire an aggregate of 100,000 shares of common stock were also granted to two non-employee directors who were affiliates of institutional investors that own shares of our common stock. The weighted average exercise price of these options was $1.96 per share.

   In addition to the foregoing, the Company pays $2,000 to each non-employee director for each meeting attended, plus expenses.

Stock Ownership Of Certain Beneficial Owners And Management

   The following table sets forth certain information concerning beneficial ownership of our outstanding common stock as of April 10, 2002 by:

    . each shareholder that we know is the beneficial owner of more than 5% of our common stock;

    .  each of our directors;

    .  each executive officer named in the Summary Compensation Table; and

    .  all directors and executive officers as a group.

   Information with respect to "beneficial ownership" shown in the table below is based on information supplied by the respective beneficial owners. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. For purposes of calculating the percentage beneficially owned by a particular beneficial owner, the shares of common stock deemed outstanding include 40,265,374 shares outstanding as of April 10, 2002 plus all common stock issuable on exercise of options within 60 days of that date held by the particular beneficial owner ("Presently Exercisable Options"). Presently Exercisable Options are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the mailing address of each beneficial owner is c/o I-many, Inc., 537 Congress Street, 5/th/ Floor, Portland, Maine 04101.

                                                                  Shares     Percentage
                                                               Beneficially Beneficially
Name of Beneficial Owner                                          Owned        Owned
------------------------                                       ------------ ------------
Five Percent Owners
Van Wagoner Capital Management, Inc. (1)(2)...................  4,095,300       10.2%
  345 California Street, Suite 2450
  San Francisco, CA 94104
Chilton Investment Company, Inc. (1)(3).......................  2,493,500        6.2%
  1266 East Main Street, 7/th/ Floor
  Stamford, CT 06902
Zurich Scudder Investment, Inc. (1)(4)........................  2,389,811        5.9%
  345 Park Avenue
  New York, NY 10154
Non-Employee Directors
William F. Doyle (5)..........................................    168,751          *
Murray B. Low (5).............................................     29,168          *
Karl E. Newkirk...............................................         --         --
Executive Officers
A. Leigh Powell (6)...........................................    597,001        1.5%
Terrence M. Nicholson (5).....................................     91,413          *
Timothy P. Curran (5).........................................     75,108          *
Kevin F. Collins (5)..........................................         --         --
All Executive Officers and Directors as a Group (7 people) (7)    961,441        2.3%

--------
* Indicates less than one percent.

(1) Reported by the investor on Schedule 13G as most recently filed with the Securities and Exchange Commission.

(2) Consist of 4,095,300 shares for which the investor claims sole dispositive power and 0 shares for which the investor claims sole voting power. Van Wagoner Funds, Inc. claims beneficial ownership of, and sole voting power over, 3,877,300 of these shares.

(3) Consists of 2,493,500 shares for which the investor claims sole dispositive power, as to which the investor claims sole voting power with respect to 2,481,025 shares.

(4) Consists of 2,389,811 shares for which the investor claims sole dispositive power, as to which the investor claims sole voting power with respect to 1,678,983 shares.

(5) Consists entirely of shares issuable upon exercise of Presently Exercisable Options.

(6) Includes 394,701 shares issuable upon exercise of Presently Exercisable Options.

(7) Includes 759,141 shares issuable upon exercise of Presently Exercisable Options.

Executive Compensation and Related Information

   The following table sets forth the total compensation paid by I-many for services rendered by our Chief Executive Officer during the fiscal years ended December 31, 2001 and 2000, as well as our three other executive officers (collectively, the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE

                                                                            Long-Term
                                                                           Compensation
                                                                           ------------
                                                                            Securities
                                             Annual Compensation (1)        Underlying
                                       --------------------------------     ----------
                                                                 Other                   All Other
  Name and Principal Position     Year  Salary    Bonus       Compensation Options (#)  Compensation
  ---------------------------     ---- -------- ----------    ------------ -----------  ------------
A. Leigh Powell.................. 2001 $250,000 $1,057,475(2)    $4,865(3)   396,416       $3,462(4)
  Chairman, President and Chief   2000 $220,000 $  169,475           --      221,250           --
  Executive Officer
Terrence M. Nicholson............ 2001 $181,000 $  101,229       $4,806(3)   246,928       $3,462(4)
  Chief Operating Officer         2000 $165,000 $   82,867           --      175,000           --
Timothy P. Curran................ 2001 $165,000 $   78,446       $3,266(3)   216,399       $3,462(4)
  Executive Vice                  2000 $142,011 $   35,758           --      150,000           --
  President, Sales
Kevin F. Collins (5)............. 2001 $ 98,053         --       $2,570(3)   185,000       $3,092(4)
  Chief Financial Officer

--------
(1) Excludes certain perquisites and other benefits, the amount of which did not exceed either $50,000 or 10% of the employees' total salary and bonus.

(2) Consists of a cash bonus of $319,475 and an award of 100,000 unrestricted shares of common stock issued on February 1, 2002 for 2001 performance.

(3) Consists of Company contributions to 401(k) Plan.

(4) Consists of car allowance.

(5) Mr. Collins joined the Company in May 2001.

Option Grants in Last Fiscal Year

   The following table sets forth certain information with respect to stock options granted during the fiscal year ended December 31, 2001 to each of the executive officers named in the Summary Compensation Table above, including the potential realizable value over the ten-year term of the options, based on assumed rates of stock appreciation from date of grant of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of our future stock price. Actual gain, if any, on stock options that are exercised will depend on the future performance of our common stock.

   We granted the options listed below at an exercise price equal to the fair market value of our common stock, as determined by our Board of Directors, on the date of grant. The options become exercisable as to 25% of the underlying shares upon the first anniversary of the date of grant and an additional 25% per year thereafter. The options generally expire on the earlier of 10 years from the date of grant or three months after termination of employment.

                                                                      Potential Realized
                                                                       Value at Assumed
                                                                     Annual Rates of Stock
                                                                      Price Appreciation
                               Individual Grants                        for Option Term
                      -----------------------------------            ---------------------
                       Number of
                      Securities   % of Total   Exercise
                      Underlying     Options    Price Per
                        Options    Granted to     Share   Expiration
        Name          Granted (#) Employees (1)  ($/Sh)      Date      5%($)     10%($)
        ----          ----------- ------------- --------- ---------- --------  ----------
A. Leigh Powell......    40,263        0.7%      $14.00    1/22/11   $354,500  $  898,340
                        356,153        5.8%      $ 1.96    9/27/11   $439,010  $1,112,498
Terrence M. Nicholson     9,663        0.2%      $14.00    1/22/11   $ 85,079  $  215,599
                         15,000        0.2%      $11.30    4/17/11   $106,599  $  270,132
                        222,265        3.6%      $ 1.96    9/27/11   $273,974  $  694,279
Timothy P. Curran....     8,858        0.1%      $14.00    1/22/11   $ 77,991  $  197,638
                         15,000        0.2%      $11.30    4/17/11   $106,599  $  270,132
                        192,541        3.1%      $ 1.96    9/27/11   $237,335  $  601,431
Kevin F. Collins.....    75,000        1.2%      $ 7.33    7/19/11   $345,738  $  876,137
                        110,000        1.8%      $ 1.96    9/27/11   $135,591  $  343,602

--------
(1) The percentage of total options granted to employees during the fiscal year ended December 31, 2001 is based upon options to purchase an aggregate of 6,141,854 shares of common stock granted under our option plans.

Aggregated Option Exercises in Last Fiscal Year and Year-End Option Values

   The following table provides information concerning the exercise of options to purchase common stock by our Named Executive Officers during fiscal 2001 and the number and value of unexercised stock options held by these executive officers as of December 31, 2001. The value of unexercised in-the-money options is based on a per share market value of $9.65, the closing price of our stock at December 31, 2001 as reported by the Nasdaq National Market, less the applicable per share exercise price, multiplied by the number of shares issuable upon exercise of the option.

                                                  Number of Unexercised     Value of Unexercised
                                                       Options at           In-the-Money Options
                                                  December 31, 2001 (#)   at December 31, 2001 ($)
-                                               ------------------------- -------------------------
                         Shares
                      Acquired on     Value
        Name          Exercise (#) Realized ($) Exercisable Unexercisable Exercisable Unexercisable
        ----          ------------ ------------ ----------- ------------- ----------- -------------
A. Leigh Powell......   367,500     $4,034,109    213,699     1,027,842   $1,220,281   $7,074,491
Terrence M. Nicholson    30,000     $  436,805     85,248       432,765   $  216,762   $2,116,480
Timothy P. Curran....    50,000     $  755,826     53,519       360,666   $   95,155   $1,849,396
Kevin F. Collins.....        --             --         --       185,000           --   $1,019,900

Employment Contracts and Change of Control Arrangements

   A. LEIGH POWELL. Under an employment letter agreement dated July 27, 1999, Mr. Powell received a base annual salary of $200,000, and was entitled to a bonus of not less than $100,000 based on achieving certain minimum performance goals. In October 2000, we entered into a new employment agreement with Mr. Powell, under which his base annual salary was increased to $250,000. During the term of his employment, Mr. Powell will participate in a discretionary, performance-based bonus program, the terms of which shall be determined by the Board of Directors or the Executive Compensation Committee. On January 1, 2002 and 2003, Mr. Powell is entitled to receive direct stock grants of 100,000 shares of our company stock if our stock price reaches certain defined minimums. In addition, Mr. Powell is entitled to receive a direct stock grant of 100,000 shares provided he is employed in good standing by us on January 1, 2003, or if he is terminated other than for cause at any time prior to January 1, 2003. Mr. Powell is entitled to severance pay equal to nine months of his base salary if he is terminated other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 100% of his then unvested options will vest at that time, provided that the Board of Directors may prevent such acceleration in certain circumstances.

   TERRENCE NICHOLSON. In July 2001, we entered into an employment agreement with Mr. Nicholson, our chief operating officer. Under the agreement, which provides that Mr. Nicholson is employed on a "at will" basis, he receives a base salary of $181,000 per year. During the term of his employment, Mr. Nicholson will participate in a performance-based bonus program that is partially discretionary, the terms of which shall be determined by Mr. Powell. Mr. Nicholson is entitled to severance pay equal to six months of his base salary if he is terminated other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest at that time, and the remaining unvested options will vest if his employment is terminated or his compensation is reduced during the following 12 months, provided that the Board of Directors may prevent such acceleration in certain circumstances.

   TIMOTHY P. CURRAN. In July 2001, we entered into an employment agreement with Mr. Curran, our Executive Vice President of Sales. Under the agreement, which provides that Mr. Curran is employed on a "at will" basis, he receives a base salary of $170,000 per year. During the term of his employment, Mr. Curran will participate in a performance-based bonus program that is partially discretionary, the terms of which shall be determined by Mr. Powell. Mr. Curran is entitled to severance pay equal to six months of his base salary if he is terminated other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest at that time, and the remaining options will vest if his employment is terminated or his compensation is reduced during the following 12 months, provided that the Board of Directors may prevent such acceleration in certain circumstances.

   KEVIN F. COLLINS. In July 2001, we entered into an employment agreement with Mr. Collins, our chief financial officer. Under the agreement, which provides that Mr. Collins is employed on a "at will" basis, he receives a base salary of $175,000 per year. During the term of his employment, Mr. Collins will participate in a performance-based bonus program that is partially discretionary, the terms of which shall be determined by Mr. Powell. Mr. Collins is entitled to severance pay equal to six months of his base salary if he is terminated other than for cause. Upon a sale of I-many or substantially all of its assets, or a merger or change of control of I-many, 50% of his then unvested options will vest at that time, provided that the Board of Directors may prevent such acceleration in certain circumstances.

                             CERTAIN TRANSACTIONS

   There were no transactions during 2001 to which I-many was a party, in which the amount involved exceeded $60,000 and in which any director or executive officer of I-many, any 5% stockholder, or any member of the immediate family of any of those persons were involved.

                     REPORT OF THE COMPENSATION COMMITTEE

   The Compensation Committee is composed of Messrs. Doyle and Powell. It is the Compensation Committee's responsibility to:

  . establish the compensation policies applicable to the executive officers and determine the annual compensation of each executive officer (other than Mr. Powell);

  . exercise all rights, authority and functions of the Board under the various stock incentive plans; and

  .   perform such other duties as the Board from time to time may direct.

   In performing these duties, the Compensation Committee considers recommendations from management along with other factors. The Executive Compensation Committee (the report of which follows below), which is composed of Messrs. Doyle and Hetz, is responsible for administering the issuance of stock options and other awards under the Company's stock option plans to the Company's executive officers and other key employees and approves Mr. Powell's compensation. Effective upon the Annual Meeting, Messrs. Doyle and Low will become the members of Executive Compensation Committee.

The Compensation Committee's Philosophy

   Our philosophy on establishing executive compensation is to foster a high performance culture that motivates and retains high-performing executives. In implementing this philosophy, we establish executive compensation policies based on current corporate performance, the potential for future performance gains, whether stockholder value has been or will be enhanced, and competitive market conditions for executives in similar positions at local, regional and national companies having similar revenues and number of employees. Subject to the provisions of any long-term agreement we may have with employees, we seek to evaluate these factors for each officer on an annual basis, including consideration of the contribution made by each officer over the prior fiscal year. I-many's compensation package for its officers generally includes a combination of an annual salary and bonus and, depending on the package of options already held by the employee, an additional stock option grant. We believe that our executive compensation provides an overall level of compensation that is competitive with companies in our industry of comparable size and complexity.

   Base Salary. In determining base salaries, we take into consideration competitive market conditions and each individual's role and responsibilities in the organization.

   Bonus. We award our executive officers quarterly and year-end bonuses. These bonuses reflect the individual's specific responsibilities, experience and overall performance as well as performance of I-many during the year. We generally seek to set bonuses such that total salary and bonus compensation (not including the value of any stock option grant) to our executives, including bonuses, is above the median for cash compensation paid by comparable companies. These bonuses are determined partially on a subjective basis and partially with reference to pre-established formulas.

Compliance With Internal Revenue Code Section 162(m)

   Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Compensation above $1,000,000 may be deducted if it is "performance-based compensation" within the meaning of the Internal Revenue Code. Incentive stock-based awards granted prior to the date of the annual meeting by the Company generally qualify as a performance-based compensation pursuant to the "grandfather" provision of Section 162(m). Based on the compensation awarded to the chief executive officer and the other named executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the company in the near term. Nevertheless, the

Compensation Committee and the Executive Compensation Committee reserve the right to grant compensation above the limits of Section 162(m) if in the best interests of the stockholders.

                                By the Compensation Committee:
                                William F. Doyle
                                A. Leigh Powell

                REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

   The Executive Compensation Committee (formerly the Stock Plan Subcommittee of the Compensation Committee) administers the issuance of stock options and other awards under the Company's stock option plans to the Company's executive officers and other key employees and approves the compensation of Leigh Powell. The use of stock options is a significant element of the compensation packages of the Company's executive officers. The timing of new grants depends upon a number of factors, including the executives' current stock and option holdings and such other factors as the Executive Compensation Committee deems relevant.

   In fiscal 2001, the Executive Compensation Committee granted stock options to Messrs. Powell and Nicholson. In addition, the Executive Compensation Committee amended Mr. Powell's employment agreement in January 2002 to reduce a target thirty-day average of the Company's common stock to $7.00, which had the effect of awarding Mr. Powell a bonus of 100,000 unrestricted shares of the Company's common stock for his 2001 performance. In its determination whether to grant stock options or other awards to these named executive officers of the Company, the Executive Compensation Committee specifically considered the company's growth and efforts to realize operational efficiencies and the option package already held by such persons.

                                By the Executive Compensation Committee (as of
                May 3, 2002):
                                William F. Doyle
                                E. David Hetz

   THE FOREGOING REPORTS SHOULD NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES EXCHANGE ACT OF 1934 (TOGETHER, THE "ACTS"), EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

Compensation Committee Interlocks and Insider Participation

   The current members of the Compensation Committee are Messrs. Doyle and Powell, and the current members of the Executive Compensation Committee are Messrs. Doyle and Hetz. Mr. Powell is the Chief Executive Officer of the Company. No other member of the Compensation Committee or the Executive Compensation Committee was at any time during the fiscal year ended December 31, 2001 an officer or employee of the Company nor has any member of the Compensation Committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Securities Exchange Act of 1934.

   None of the Company's executive officers has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee or Executive Compensation Committee.

                         REPORT OF THE AUDIT COMMITTEE

   The Audit Committee of the Company's Board of Directors is currently composed of four members and acts under a written charter first adopted and approved in March 2000. Prior to February 4, 2002, the Audit Committee was composed of three members. Mr. Newkirk joined the Board of Directors and the Audit Committee on February 4, 2002, after the completion of the audit of the Company's financial statements for 2001. The members of the Audit Committee are independent directors, as defined by its charter and the rules of the Nasdaq Stock Market.

   The Audit Committee reviewed the Company's audited financial statements for 2001 and discussed these financial statements with management. Management is responsible for the Company's internal controls and the financial reporting process. The Company's independent accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted accounting principles and to issue a report on those financial statements. The Audit Committee is responsible for monitoring and overseeing these processes.

   During 2001, the Audit Committee reviewed and evaluated, and discussed with management, internal accounting, financial and auditing personnel and the independent accountants, the following:

  . the plan for, and the independent accountants' report on, each audit of the Company's financial statements,

  . the Company's financial disclosure documents, including all financial statements and reports filed with the Securities and Exchange Commission or sent to the Company's stockholders,

  . changes in the Company's accounting practices, principles, controls or methodologies,

  . significant developments or changes in accounting rules applicable to the Company, and

  . the adequacy of the Company's internal controls and accounting, financial and auditing personnel.

   The Audit Committee also reviewed and discussed the audited financial statements and the matters required by Statement on Auditing Standards 61 (Communication with Audit Committees) with Arthur Andersen LLP, the Company's independent accountants for 2001 and prior periods. SAS 61 requires the Company's independent accountants to discuss with the Audit Committee, among other things, the following:

  .   methods to account for significant unusual transactions,

  . the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus,

  . the process used by management in formulating particularly sensitive accounting estimates and the basis for the accountants' conclusions regarding the reasonableness of those estimates, and

  . disagreements with management over the application of accounting principles, the basis for management's accounting estimates and the disclosures in the financial statements.

   The Company's independent accountants also provided the Audit Committee with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Independence Standards Board Standard No. 1 requires accountants annually to disclose in writing all relationships that in the accountants' professional opinion may reasonably be thought to bear on independence, confirm their perceived independence and engage in a discussion of independence. In addition, the Audit Committee discussed with the independent accountants their independence from the Company.

   Based on its discussions with management and the independent accountants, and its review of the representations and information provided by management and the independent accountants, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

                                By the Audit Committee*
                                William F. Doyle
                                E. David Hetz
                                Murray B. Low

* Mr. Newkirk joined the Audit Committee on February 4, 2002, after completion of the audit of the Company's financial statements for the year ended December 31, 2001.

Independent Accountant Fees and Other Matters

  Audit Fees

   As of March 31, 2002, Arthur Andersen LLP billed the Company an aggregate of $243,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the fiscal year ended December 31, 2001 and the reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during the fiscal year ended December 31, 2001.

  Financial Information Systems Design and Implementation Fees

   Arthur Andersen LLP did not bill the Company for any professional services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001 in connection with financial information systems design or implementation, the operation of its information system or the management of its local area network.

  All Other Fees

   Arthur Andersen LLP billed the Company an aggregate of $453,000 in fees for other services rendered to the Company and its affiliates for the fiscal year ended December 31, 2001. The Audit Committee determined that the provision of these services was compatible with maintaining Arthur Andersen LLP's independence.

                         STOCK PRICE PERFORMANCE GRAPH

   The graph below compares the cumulative total return on I-many's common stock with The Nasdaq National Market index (U.S. companies) and Morgan Stanley High Tech index for the period from July 13, 2000 (the effective date of I-many's initial public offering) to December 31, 2001. The comparison assumes that $100 was invested on July 13, 2000, in I-many's common stock and in each of the comparison indices, and assumes reinvestment of dividends, where applicable. Stock price performance, presented for the period from July 13, 2000 through December 31, 2001, is not necessarily indicative of future results.


                                    [GRAPH]

                     Stock/Index           7/13/00 12/31/00 12/31/01
                     -----------           ------- -------- --------
            I-many Common Stock........... $100.00  $99.62   $77.30
            Nasdaq National Market Index.. $100.00  $59.18   $46.72
            Morgan Stanley High Tech Index $100.00  $63.58   $48.24

                      APPOINTMENT OF INDEPENDENT AUDITORS

   In the prior year, the Audit Committee recommended the appointment of independent auditors to the Board of Directors, which in turn recommended ratification of such appointment by our shareholders. Arthur Andersen LLP has served as our independent auditor since 2000 and is familiar with our business affairs, financial controls and accounting procedures. However, in light of recent public events surrounding Arthur Andersen LLP, the Audit Committee and management of I-many are not prepared to request that our shareholders ratify the appointment of independent auditors to audit our financial statements for fiscal 2002. While we are continuing to work with Arthur Andersen LLP as our independent auditor for the financial statement review for the first quarter of fiscal 2002, the Audit Committee has recommended that management investigate the possible engagement of another independent auditor for fiscal 2002. Management will make a decision, in consultation with the Audit Committee, with respect to the appointment of independent auditors for fiscal 2002 that we believe to be in the best interests of I-many and its shareholders.

                                 OTHER MATTERS

   The Board of Directors knows of no other matters which may properly be and are likely to be brought before the meeting, other than the matters discussed herein. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in accordance with their best judgment.

Annual Report to Stockholders

   The Annual Report of I-many for the year ended December 31, 2001, including audited financial statements, accompanies this Proxy Statement. The Annual Report does not form any part of the material for the solicitation of proxies.

Annual Report on Form 10-K

   We will provide without charge, at the written request of any holder of our Common Stock as of the close of business on April 10, 2002, a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, as filed with the Securities and Exchange Commission, except exhibits thereto. We will provide copies of the exhibits upon written request by eligible stockholders, and we may impose a reasonable fee for providing such exhibits. Requests should be mailed to:

                   I-many, Inc.
                   Attn: Controller
                   537 Congress Street
                   5/th/ Floor
                   Portland, Maine 04101
                   (207) 774-3244

Deadline for Submission of Stockholder Proposals

   The Company expects to hold its 2003 Annual Meeting in May 2003 and to mail its proxy statement in connection therewith by April 30, 2003. Accordingly, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") for inclusion in the Company's proxy materials for its 2003 Annual Meeting of Stockholders must be received by the Controller of the Company at the principal offices of the Company no later than January 3, 2003. Written notice of proposals of Stockholders submitted outside the processes of Rule 14a-8 under the Exchange Act for consideration at the 2003 Annual Meeting must be received on or before March 18, 2003, in order to be considered timely for purposes of Rule 14a-4 under the Exchange Act.

Expenses of Solicitation

   All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile machine and personal interviews.

          By Order of the Board of Directors,

          A. Leigh Powell
          President and Chief Executive Officer

Portland, Maine
May 3, 2002

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING, AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                  I-MANY, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, MAY 30, 2002

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                       BOARD OF DIRECTORS OF THE COMPANY.

     The undersigned, having received notice of the annual meeting of stockholders and the proxy statement therefor and revoking all prior proxies, hereby appoints A. Leigh Powell, Kevin F. Collins and Robert G. Schwartz, Jr., Esq. (with full power of substitution), as proxies of the undersigned, to attend the annual meeting of stockholders of I-many, Inc. (the "Company") to be held on Thursday, May 30, 2002, and any adjourned or postponed session thereof, and there to vote and act, as indicated, upon the matters on the reverse side in respect of all shares of common stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess if personally present.

     Attendance of the undersigned at the annual meeting of stockholders or at any adjourned or postponed session thereof will not be deemed to revoke this proxy unless the undersigned affirmatively indicates thereat the intention of the undersigned to vote said shares of common stock in person. If the undersigned hold(s) any such shares in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

         PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY
                   IN THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

[X]    Please mark
       votes as in
       this example.

       To elect the following persons as directors for one-year terms:

       (1)  William F. Doyle
       (2)  Murray B. Low
       (3)  A. Leigh Powell
       (4)  Karl E. Newkirk

                 FOR
            all nominees
        (except as marked to                WITHHOLD
         the contrary below)                AUTHORITY
                [_]                           [_]


NOTE: IF YOU DO NOT WISH YOUR SHARES TO BE VOTED "FOR" A PARTICULAR NOMINEE, MARK THE "FOR" BOX AND STRIKE A LINE THROUGH THE NAME OF THE NOMINEE. YOUR SHARES WILL BE VOTED FOR THE REMAINING NOMINEES.

THE SHARES OF COMMON STOCK REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY PROPOSAL SPECIFIED HEREIN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE PERSONS NAMED IN THIS PROXY WILL VOTE THE SHARES REPRESENTED BY THIS PROXY IN THEIR DISCRETION.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY BELOW.

                  CHECK HERE IF YOU PLAN TO ATTEND THE MEETING. [_]

Stockholder(s) sign here ______________________________ Date  ______________

NOTE: Please sign exactly as name appears hereon. When Shares are held by joint tenants, all joint tenants should sign. When signing as attorney, executor, administrator, trustee or guardian, please give the full title as such. If a corporation, please sign in the full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.